SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 19, 2004

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

     Nevada                          0-15959                     37-1078406
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 (State of other                   (Commission                  (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
  incorporation)

201 West Main Street, Urbana, Illinois                              61801
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (217) 365-4513

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

99.1     Press Release, dated April 19, 2004

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL
         CONDITION.

      On Monday, April 19, 2004, the Registrant issued a press release disclosing financial results for the quarter ended March 31, 2004. The press release is made part of this Form and is attached as Exhibit 99.1.

      The press release made a part of this Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

      These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST BUSEY CORPORATION

Date: April 19, 2004                       By:    /s/ Barbara J. Harrington
                                                  ------------------------------
                                           Name:  Barbara J. Harrington
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX

99.1  Press Release, dated April 19, 2004.


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